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                                                                    EXHIBIT 23.1
                                                                    ------------

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of The PMI Group, Inc. of our report dated January 21, 2002, included in the 2001 Annual Report to Shareholders of The PMI Group, Inc.

Our audits also included the financial statement schedules of The PMI Group, Inc. as of and for each of the two years in the period ended December 31, 2001 listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements take as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in:

                   -------------------------------------------
                     Registration Statement             On
                            Number                     Form
                   -------------------------------------------
                   333-92636                            S-8
                   -------------------------------------------
                   333-47473                            S-8
                   -------------------------------------------
                   333-66829                            S-8
                   -------------------------------------------
                   333-81679                            S-8
                   -------------------------------------------
                   333-32190                            S-8
                   -------------------------------------------
                   333-76742                            S-8
                   -------------------------------------------
                   333-63122                            S-8
                   -------------------------------------------
                   033-99378                            S-8
                   -------------------------------------------
                   333-48035                            S-3
                   -------------------------------------------
                   333-67125                            S-3
                   -------------------------------------------
                   333-70306                            S-3
                   -------------------------------------------
                   333-29777                            S-4
                   -------------------------------------------

of our report dated January 21, 2002, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedules as of and for each of the two years in the period ended December 31, 2001 included in this Annual Report (Form 10-K) of The PMI Group, Inc.


/s/ Ernst & Young LLP

Los Angeles, California
March 26, 2002